SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
11.   SUBSEQUENT EVENTS

On August 14, 2013, the Board of Directors declared a cash distribution of $0.175 per share. The record date was August 28, 2013 and the cash distribution was paid on September 10, 2013.

On September 13, 2013, the Company signed a letter of intent with a Korean shipyard, which the Company expects to result in the delivery of two 180,000 dwt bulk carriers in 2015 and 2016.

In October 2013, the Company agreed to a settlement with Sanko Steamship Co., Ltd, or Sanko, whereby Sanko will pay the Company $756,000 with respect to unpaid charter hire and claims of the Battersea, which was redelivered by Sanko in July 2012 prior to the expiration of the minimum period of the charter. This settlement agreement is subject to court approval in Japan. This amount will be recorded as income when payment is received.